1 N Y S E : P X P w w w . p l a i n s x p . c o m PXP PXP CSFB Energy Summit February 2006

PXP
PXP
Corporate Information
Except for the historical information contained herein, the matters discussed in this presentation are “forward-looking statements” as defined by the Securities and Exchange Commission.  These
statements involve certain assumptions PXP made based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances.
The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially.  These risks and uncertainties include, among other things, uncertainties inherent in the exploration for and development and production of oil & gas and in estimating reserves, unexpected future capital expenditures, general economic conditions, oil and gas price volatility, the success of our risk management activities, competition, regulatory changes and other factors discussed in PXP’s filings with the Securities and Exchange
Commission.
Corporate Headquarters
Contacts
Plains Exploration & Production Company
700 Milam, Suite 3100
Houston, Texas 77002
James C. Flores - Chairman, President & CEO
Stephen A. Thorington – EVP & CFO
Scott Winters - Director of Investor Relations
Joanna Pankey - Investor Relations Specialist
Phone: 713-579-6000
Toll Free: 800-934-6083
Email: investor@plainsxp.com
Web Site: www.plainsxp.com
Forward Looking Statements
The information in this handout is intended solely for your personal use. It is not for reproduction or distribution to others without PXP’s consent.

PXP
PXP
409 MMBOE proved reserves
(1)
65.1 MBOEPD
(2)
17 yr R/P
90% Oil reserves
77% Oil production
90% Wells operated
95% Average working interest
Business Profile
(1) 2004 year-end proved reserves adjusted to reflect 1st QTR 2005 asset transactions. (2) For nine months ended 9/30/05.
Gulf of Mexico
West Texas
West Texas
17 MMBOE
17 MMBOE
Offshore
California
392 MMBOE
392 MMBOE
San
Joaquin
Valley
San
Joaquin
Valley
L.A. Basin
L.A. Basin

4 PXP PXP Focus on core geographic areas to maximize free cash flow Allocate free cash flow to maximize per share growth Value Creation Strategy

PXP
PXP
Excellent Reserve Growth
(1) Includes predecessor company results. (2) Source: Wachovia Securities.
654%
975%
584%
10 Year 3 Year 2004
$4.99
$6.97
$7.23
$10.59
$7.16
$8.93
10 Year 3 Year 2004
PXP North American Industry Average
Reserve Replacement
All-in
Finding & Development Costs
(1)
(1)
244%
152%
120%
Organic All-in
(2)

6 PXP PXP Future Reserve and Production Growth Development/exploitation of core foundation assets Targeted exploration Selective acquisitions

PXP
PXP
Development
Los Angeles Basin
(E) (E) (E)
NET BOEPD
Montebello et. al.
Inglewood
BSI Acquisition
2003 2004 2005 2006 2007
0
5,000
10,000
15,000
20,000
25,000
500 estimated future well locations
16,000 net BOEPD production
(1)
166 MMBOE proved reserves, 28 year R/P
Additional 77 MMBOE probable reserves
(1) Third quarter 2005

PXP
PXP
Development
San Joaquin Valley
SOUTH
BELRIDGE
NORTH
BELRIDGE
LOST
HILLS
CYMRIC
McKITTRICK
RR
GAP
ASPHALTO
ELK HILLS
Buena Vista
PXP Fee Land
PXP Leased Land
PXP Royalty
PXP Surface or Mineral Fee
PXP
PXP
(1) Third quarter 2005
1,750 estimated future well
locations in San Joaquin Valley
and Arroyo Grande asset areas
27,000 net BOEPD production
(1)
195 MMBOE proved reserves,
20 year R/P
Additional 125 MMBOE
probable reserves

PXP
PXP
Development
Point Arguello/Rocky Point
188 million bbls produced to
date
4,400 net BOEPD production
(1)
C-14 re-drilled to higher
position with more pay
exposure
C-13 currently sidetrack drilling
Rocky Pt. Wells
Rocky Pt. Structure
Platform Hidalgo
Platform Harvest
Platform Hermosa
(1) Third quarter 2005

PXP
PXP
Development
Point Pedernales Field - Infill Drilling
INFILL   LOCATIONS
Wells With Cumulative
Production over 4MMBO
Nuevo OCS P-0437 Nuevo OCS P-0438
Nuevo OCS P-0440 Nuevo OCS P-0441
Nuevo OCS P-0437 Nuevo OCS P-0438
Nuevo OCS P-0440 Nuevo OCS P-0441
Nuevo OCS P-0437 Nuevo OCS P-0438
Nuevo OCS P-0440 Nuevo OCS P-0441
Nuevo OCS P-0437 Nuevo OCS P-0438
Nuevo OCS P-0440 Nuevo OCS P-0441
Nuevo OCS P-0437 Nuevo OCS P-0438
Nuevo OCS P-0440 Nuevo OCS P-0441
Nuevo OCS P-0437 Nuevo OCS P-0438
Nuevo OCS P-0440 Nuevo OCS P-0441
Nuevo OCS P-0437 Nuevo OCS P-0438
Nuevo OCS P-0440 Nuevo OCS P-0441
Nuevo OCS P-0437 Nuevo OCS P-0438
Nuevo OCS P-0440 Nuevo OCS P-0441
California
T-Ridge
Prospect
Area
74 million BOE produced to date
6,000 net BOEPD production
(1)
3-D seismic newly reprocessed
Rig upgraded in 2005
Four locations planned
in 2006
–
PXP 100% working
interest
–
Two to three months
drilling time
–
$4 - $6 million
average well cost
–
Offset wells produce
1,000-3,500 BOEPD
(1) Third quarter 2005

PXP
PXP
Exploitation
South Louisiana
Queen Bess:
–
8 MMCFD net  current
average production
–
First production expected
1Q06 from Queen Bess #3
4 Breton Sound prospects
planned in 2006
Breton Sound
Queen Bess Island
New Orleans

PXP
PXP
Exploitation
West Texas, Ellenburger
PXP 21,600 net acres
PXP operator
Working interest 80-100%
Estimated spud February 2006
Estimated average well cost
$3-4 million
Initial flow rate 2-4 MMCFD

13 PXP PXP Exploitation East Texas, Pettit PXP 11,200 net acres PXP operator Working interest 75-100% Estimated spud February 2006 Estimated average well cost $4-5 million Initial flow rate 2-6 MMCFD

PXP
PXP
Pt. Pedernales Unit
California
T-Ridge
Prospect
Area
Legend
Producing/Developable
Permits Required for Development
Exploitation - T-Ridge Opportunity
Offshore California
Proposed
Project Well
Reserve Potential:
150 MMBOE

15 PXP PXP Development/Exploitation Production and Capital 0 70 140 2005(E) 2006(E) 2007(E) 2008(E) 2009(E) 2010(E) 2011(E) $300

PXP
PXP
1500’
3000’
4500’
6000’
1500’
3000’
9000’
4500’
6000’
Houston
New Orleans
2.3 BBO
Recoverable
Discovered to Date
Pathfinder
Exploration - L/M Miocene Trend
Deepwater Gulf of Mexico
Mad Dog
Neptune
Atlantis
Puma
Aspen
K-2
K-2 North
Shenzi
Tahiti
Tonga
Sturgis
PXP Prospects Industry Discoveries
Big Foot
Caesar
PXP Discoveries

PXP
PXP
Exploration
2007 $50-100 150+ Eagle
$50-100 150+ GOM Deepwater
Chevron
Shell
Kerr-McGee
Operator
Discovery
Drilling
Drilling
Timing
Estimated Net
Exploration
Capital $MM
Net Reserve
Potential (MMBOE) Project Area
Big Foot
Pathfinder
Caesar
$100-200 300+ Total Potential

PXP
PXP
Exploration – Caesar Prospect
Green Canyon 683
Type Log
Tahiti Field
GC 640 #1
192’ NET PAY
208’ NET PAY
69’ NET PAY
M15 Sand
M14 Sand
M18 Sand
M21A Sand
M21B Sand
M21A Sand
Structure Map
“TONGA”
“TAHITI”
“CAESAR”

PXP
PXP
Exploration – Eagle Opportunity
Green River Basin, Wyoming
Large Basin Centered type
Rockies gas prospect
– PXP 50,000 net acres
– PXP operator
– 75% working interest
Green River Basin
Jonah-Pinedale analog
Pressure chimney and gas
tested by older vintage
wells
Permitting in progress,
likely 2007 drill
Eagle Prospect
Pinedale Field
Jonah Field

PXP
PXP
Exploration – Eagle Opportunity
Green River Basin, Wyoming
Structure – Lance Formation
B
B’
1970
Shell Discovery
Proposed Location
Shell
Govt.
43-18
LANCE
4,870 MD
2,993
MESAVERDE
6,180 MD
1,383
238’ Net Gas Pay
141’ Net Gas Pay
DST’s –
Open hole

PXP
PXP
TD 10,650
Shell
GOVT 43-18
Top Lance
Gross Thickness
1,310’
Net Pay
239’
18% N:G
ESTIMATED
Gross Thickness
2,000’
Net Pay
200’ to 600’
10% to 30% N:G
6,000
5,500
6,500
7,000
TD 12,000
6,000
5,500
5,000
Proposed
PXP
Eagle 1
7200
7300
Exploration – Eagle Opportunity
Strat Section
Increase in gross interval
thickness to the East

PXP
PXP
TVD
8,000
8,500
9,000
9,500
TD 9,800
TVD
10,000
10,500
11,000
11,500
12,000
12,500
TD 12,800
Top Lance
Gross Thickness
1,832’
Net Pay
463’
25% N:G
Gross Thickness
3,010’
Net Pay
602’
20% N:G
Increase in gross interval
thickness to the East
Elm Federal
GOVT 23-22
Cabrito
GOVT 15-13
Exploration – Eagle Opportunity
Jonah Field - Strat Section

23 PXP PXP Exploration Production and Capital (Including Dev. & Exploitation) 0 70 140 2005(E) 2006(E) 2007(E) 2008(E) 2009(E) 2010(E) 2011(E) Development/Exploitation Exploration $400

PXP
PXP
California Real Estate
PXP
PXP
Cook Hill
Properties
Cook Hill
Properties
Cane River
Development
Cane River
Development
Lompoc
Santa Barbara
County
Montebello
Los Angeles
County
Arroyo Grande
San Luis Obispo
County

25 PXP PXP Total Capital Allocation $75 $75 Exploitation $400 $570 Total 2006(E) $90 $100 Exploration $10 $170 Acquisitions/Real Estate $225 $225 Development 2005(E) ($ Millions)

26 PXP PXP Financial Drivers Attractive all-in cost structure Improved oil price exposure resulting in higher realizations and margins Substantial free cash flow at current commodity prices

PXP
PXP
$0
$5
$10
$15
$20
$25
$30
PXD XTO EOG CHK PXP NBL VPI NFX PPP
2004 Cash Costs 2000-2004 F&D Costs Organic
Source: Wachovia Securities
Cash Cost: LOE, G&A, Interest, Taxes
Attractive All-in Cost Structure
PXP

PXP
PXP
Cash Operating Margin = price net of differentials and derivative cash costs minus production expenses.
(1) YTD Actual 9/30/05. (2) Applies mid-point 2006 guidance.
Cash Operating
Margin
Derivative Costs
Production Expense
Differential
$55.45/7.18 $55.45/7.18 $60/8 $80/10
2006 Estimated Cash Operating
Margin Sensitivity
(2)
(1)
Oil (WTI)/Gas (HH)
2005 YTD 2006(E)
Per BOE

29 PXP PXP Cash Flow Allocation Opportunities Disciplined capital expenditure program Selective acquisitions Build liquidity Repurchase stock

30 PXP PXP Focus on core geographic areas to maximize free cash flow Allocate free cash flow to maximize per share growth The major purchaser of PXP shares in 2006 Value Creation Strategy

31 N Y S E : P X P w w w . p l a i n s x p . c o m PXP PXP CSFB Energy Summit February 2006